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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 20, 1996
                                                        -----------------

                            CONTINUCARE CORPORATION
                            -----------------------
             (Exact name of registrant as specified in its charter)


                                    Florida
                     --------------------------------------
                 (State or other jurisdiction of incorporation)


             0-21910                                    59-2716063
     ---------------------                  --------------------------------
     (Commission File Number                (IRS Employer Identification No.)


                            Continucare Corporation
                          100 Southeast Second Street
                                Miami, Florida                       33131
          --------------------------------------------------------------------
                     (Address of principal executive office)         (Zip Code)





     Registrant's telephone number, including area code     (305) 350-7515
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ITEM 5.      OTHER EVENTS

        The Registrant incorporates herein by reference the information disclosed in Exhibit 99 filed herewith.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibit 99. Press release of Continucare Corporation dated November 20, 1996.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CONTINUCARE CORPORATION




Date:  November 22, 1996                      By:/s/ Charles M. Fernandez
                                                 ----------------------------
                                                 Charles M. Fernandez





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